Millennium Cell

The Hydrogen Battery Technology Company

The Hydrogen Battery Technology Company

H. David Ramm, Chief Executive Officer

Worldwide Headquarters:

One Industrial Way West

Eatontown, NJ  07724

Website: www.millenniumcell.com

Millennium Cell
The Hydrogen Battery Technology Company

Safe Harbor Statement

This presentation contains forward-looking statements (within the meaning of the Private Securities
Litigation Reform Act of 1995) that are subject to risks and uncertainties. Statements contained herein that are not statements of historical fact may be deemed to be forward-looking information.
When we use words such as “plan,” “believe,” “expect,” “anticipate,” “intend” or similar expressions, we are making forward-looking statements. You should not rely on forward-looking statements because they are subject to a number of assumptions concerning future events, and are subject to a number of uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from those indicated. Please note that we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. These factors include, but are not limited to, the following: (i) the cost and timing of development and market acceptance of, and the availability of components and raw materials required by a hydrogen fuel storage and delivery system, (ii) competition from current, improving and alternate power technologies, (iii) our ability to raise capital at the times, in the amounts and at costs and terms that are acceptable to fund our business plan, (iv) our ability to protect our intellectual property, (v) our ability to achieve budgeted revenue and expense amounts,
(vi) our ability to generate revenues from the sale or license of, or provision of services related to, our technology , (vii) our ability to form strategic alliances or partnerships to help promote our technology and achieve market acceptance, (viii) our ability to generate design, engineering, or management services revenue opportunities in the hydrogen generation or fuel cell markets, and (ix)
other factors discussed herein under the caption “Investment Considerations” and other factors detailed from time to time in our filings with the Securities and Exchange Commission.

Millennium Cell

The Hydrogen Battery Technology Company

Corporate Overview

About Millennium Cell Inc.

Develops hydrogen battery technology for portable devices

Recently acquired Gecko Energy Technologies, a fuel cell company

Strategic relationship with The Dow Chemical Company

Listed on NASDAQ under symbol “MCEL”

Hydrogen battery technology

Safe, high energy density chemical hydrogen storage

Highest power density and lowest cost fuel cells

Over 32 patents granted and 74 pending

Replacement for current batteries

Targeted applications where energy density is priority

Range of size, markets   broad use

Millennium Cell

The Hydrogen Battery Technology Company

MCEL
Protonex

Protonex

What is a Hydrogen Battery?

Fuel Cell

Hydrogen Storage

Hydrogen Battery

=

+

Shown: Protonex P2 30 Watt Soldier Power System

3.4” x 7” x 7”

MCEL Organization

Fuel Technology Licenses

Catalysts

Fuel Cartridges

Technology Development
Contracts for Gov’t and
Commercial Apps

Integrated Hydrogen Batteries
for OEMs or military

Fuel Cell Modules

Fuel Cell Design Licenses

Millennium Cell
The Hydrogen Battery Technology Company

Multiple Paths to Market

Hydrogen on Demand® (mostly in >30 watt applications)

Multiple channels

Three fuel cell licensees, each with certain expertise

Several technology paths

Focused market approaches

High leverage in business model

Many hydrogen storage cartridges used per fuel cell (razor to razor blade analogy)

6%-12% royalties on hydrogen storage cartridge sales

PowerSkin™ Fuel Cells (mostly <30 watt applications)

Total control of product development – HOD™ fueled devices

Significant revenues at low volumes

Discipline and focus on few applications

Manufacture low volumes, partner for high volume

System Energy Density (Wh/kg)*
1,000
800
600
400
200
0
Alkaline (AA,AAA)
Ni-MH
Li-Ion
Li-SO2
Zn-Air
GEN 1 2005
GEN 2 2006
GEN 3 2007
GEN 4 2008
*Based on a 30W, 72 hour military mission
MCEL HYDROGEN BATTERY

HOD™ Provides the Energy

Excellent introductory position, continuous improvement path

Millennium Cell

The Hydrogen Battery Technology Company

Oxygen from Air
Cathode Electrode
Proton Exchange Membrane (PEM)
Anode Electrode
Electrical Load
Hydrogen from HOD System

PowerSkin™ Fuel Cells

Easily manufactured,
injection molded cells

Focus on robustness in real
life conditions

Size/cost ideal for consumer
applications

Access to over 25 patents
and know-how

PowerSkin™ Fuel Cells

Millennium Cell

The Hydrogen Battery Technology Company

- →
- →
- →
- →

Gecko's "PowerSkin"™
Passive PEM Fuel Cells
Millennium Cell's
"Hydrogen On Demand"®
Hydrogen Generation System

Highlight: Wireless Sensors,
Cameras (< 5W)

Gecko passive PEM fuel cell
with HOD™

High power density    fits in device

High efficiency    lower waste heat

Simple architecture

Low cost    $3 to $5 per watt target

Thin, flat form factor    no extra
volume

Runtime will be tuned to the
application needs

Second generation system
demonstrated 4/2007

Millennium Cell
The Hydrogen Battery Technology Company

HOD™ Technology -
Applications

Near Term Applications

Soldier Power

Battery Replacement

Battery Charging

Emergency Power

First Responders

Industrial, Leisure

UAVs

Back Packable

Payload Power

Longer Term Applications

Handset Chargers

OEM Included

Consumer Electronics

Run time Extension

Battery Replacement

Wireless Sensors

Military

Commercial

HOD will initially be prevalent in a variety of

Industrial and Military Applications

Millennium Cell

The Hydrogen Battery Technology Company

Near Term Applications

Soldier Power

Protonex ProCore - AF

Jadoo IFS 24 - SOCOM

Emergency Power

Jadoo XRT – South Carolina

Kuchera - TBA

UAVs

Protonex

OEMs, Primes

Longer Term Applications

Handset Chargers

TBA – Fuel Cell Companies

TBA - OEM’s

Consumer Electronics

Gecko PowerSkin™

TBA – Battery Companies

Wireless Sensors

Gecko PowerSkin™

Kuchera

MCEL has broadened its licensing and

co-development relationships

HOD™ Technology -
Partners

Millennium Cell
The Hydrogen Battery Technology Company

Path to Commercialization

2007

Military Testing – Soldier Power/UAV

Industrial Product Testing – Protonex, Jadoo

Consumer Technology Development

2008

Military Testing/Early Procurement

New Military Application Development

Industrial Product Launches

Consumer Product Development

2009

Military Sales – Soldier Power/UAV’s

Collaboration with OEM’s and Fuel Cell Licensees

Consumer Product Testing – OEMs

We expect 2008 licensee product sales in increasing volumes

Millennium Cell

The Hydrogen Battery Technology Company

2007 Objectives

Business Development

Secure OEM licensee (Achieved with Kuchera in April 2007)

Additional Industrial/ OEM Product Commitments

Technology/Product Development

Complete pilot line for fuel cartridge components (achieved Jan 2007)

Achieve Dow milestone 2 – expected in June 2007

Advance development of “solid state” hydrogen battery technology

Shipment of cartridges to South Carolina and SOCOM

Financial

Achieve $3.5 million in revenue and cost reimbursements

Lower operating cash burn to $6.5 million ($7.2 in 2006)